EXHIBIT 32.1

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the accompanying Form 10-QSB of Teknowledge Corporation for the quarter ended June 30, 2004, I, Neil A. Jacobstein, the Chairman of the Board and Chief Executive Officer of Teknowledge Corporation, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002; that:

1)     Such Form 10-QSB for the quarter ended June 30, 2004 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2)     The information contained in such Form 10-QSB for the quarter ended June 30, 2004 fairly presents, in all material respects, the financial condition and results of operations of Teknowledge Corporation.

Date: August 16, 2004

By: /s/ Neil A. Jacobstein
Neil A. Jacobstein
Chairman of the Board and
Chief Executive Officer